UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2010

BRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14306	94-1722214
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

525 Market Street, 4th Floor, San Francisco, CA 94105-2712

(Address of principal executive offices) (Zip code)

(415) 445-6530

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 24, 2011 and November 5, 2010, we filed with the Securities and Exchange Commission prospectus supplements to the prospectus included in our shelf registration statement on Form S-3 (File No. 333-170388).

We are hereby filing (i) as Exhibit 5.1 hereto an opinion of our counsel, Ballard Spahr LLP, regarding certain Maryland law matters in connection with the February 24, 2011 prospectus supplement, (ii) as Exhibit 5.2 hereto an opinion of our counsel, Ballard Spahr LLP, regarding certain Maryland law matters in connection with the November 5, 2010 prospectus supplement and (iii) as Exhibit 8.1 hereto an opinion of our counsel, Latham & Watkins LLP, regarding certain tax matters in connection with the February 24, 2011 prospectus supplement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Ballard Spahr LLP.

5.2	Opinion of Ballard Spahr LLP.

8.1	Opinion of Latham & Watkins LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRE Properties, Inc.

Date: February 24, 2011	By:	/s/ Kerry Fanwick
	Name:	Kerry Fanwick
	Its:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Ballard Spahr LLP.

5.2	Opinion of Ballard Spahr LLP.

8.1	Opinion of Latham & Watkins LLP.